UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 25, 2005

DIGITAL IMPACT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27787	94-3286913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Bovet Road

San Mateo, California  94402

(Address of principal executive offices, including zip code)

(650) 356-3400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

(a)                                  On January 25, 2005, Digital Impact, Inc. (the “Company”) entered into an Exchange Election and Restricted Stock Agreement (the “Restricted Stock Agreement”) with each of David Oppenheimer, the Company’s Senior Vice President, Finance and Chief Financial Officer, Kevin Johnson, Senior Vice President, Products & Marketing, and Michael Gorman, Senior Vice President, Search & Acquisition.  Under the terms of the Restricted Stock Agreement, the executives were offered the opportunity to cancel certain previous grants of Company stock options in order to obtain new grants of restricted stock.  The restricted stock will vest at the rate of 1/16 per quarter over a four-year period, provided that the executive remains employed by the Company on each vesting date.  Unvested restricted stock held on the date of termination of service will be forfeited.  The restricted stock will be equitably adjusted in the event of certain recapitalizations of the Company.  Messrs. Johnson, Oppenheimer and Gorman were granted 225,000, 200,000 and 175,000 shares of restricted stock, respectively, in exchange for the cancellation of 70,000, 190,000 and 150,000 stock options, respectively.  The form of Exchange Election and Restricted Stock Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

(b)                                 On January 25, 2005, the Company revised its retention agreements with William Park, the Company’s Chief Executive Officer, Gerardo Capiel, Chief Technology Officer, Kevin Johnson, David Oppenheimer and Michael Gorman.  Pursuant to the revised retention agreements, if the executive’s employment is terminated or the executive resigns for certain reasons within twelve months following a change in control of the Company, then the executive will receive (i) severance equal to six months’ salary, (ii) six months’ paid medical benefits and (iii) full vesting of unvested equity awards.  The form of retention agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01.       Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit Number	Description

10.1	Form of Exchange Election and Restricted Stock Agreement
10.2	Form of Retention Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Impact, Inc.

Dated: January 27, 2005	By:	/s/ David Oppenheimer
David Oppenheimer
Senior Vice President, Finance
and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Form of Exchange Election and Restricted Stock Agreement
10.2	Form of Retention Agreement